   As filed with the Securities and Exchange Commission on November 16, 1998
                                                     Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                --------------
                       OCCIDENTAL PETROLEUM CORPORATION
            (Exact name of registrant as specified in its charter)

            Delaware                                    95-4035997
(State or other jurisdiction of                      (I.R.S. employer
 incorporation or organization)                     identification no.)

                           10889 Wilshire Boulevard
                         Los Angeles, California 90024
                                (310) 208-8800
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                           DONALD P. de BRIER, Esq.
                                General Counsel
                       OCCIDENTAL PETROLEUM CORPORATION
                           10889 Wilshire Boulevard
                         Los Angeles, California 90024
                                (310) 443-6176
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                --------------

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-52053

  If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                               Proposed Maximum      Proposed Maximum
 Title Of Securities To Be     Amount To Be   Offering Price Per    Aggregate Offering         Amount of
         Registered             Registered       Security (1)           Price (1)         Registration Fee (2)
--------------------------------------------------------------------------------------------------------------
Debt Securities                 $70,000,000         100%               $70,000,000 (3)          $19,460
==============================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  Calculated pursuant to Rule 457(o) of the Securities Act of 1933, as amended.
(3)  Exclusive of accrued interest, if any.
================================================================================

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3,
                              FILE NO. 333-52053

     Occidental Petroleum Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-52053) declared effective on May 12, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on November 16, 1998.

                         OCCIDENTAL PETROLEUM CORPORATION

                         By:  /s/ R. R. Irani*
                              -------------------------------------
                              Ray R. Irani
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                      Title                   Date
         ---------                      -----                   ----
                                Chairman of the Board     November 16, 1998
  /s/ R. R. Irani*             of Directors, President
----------------------------     and Chief Executive
      Ray R. Irani                     Officer

 /s/ A. R. Leach*                  Executive Vice         November 16, 1998
----------------------------     President and Chief
     Anthony R. Leach             Financial Officer

 /s/ S. P. Dominick*             Vice President and       November 16, 1998
----------------------------      Controller (Chief
    Samuel P. Dominick           Accounting Officer)


/s/ John S. Chalsty*                  Director            November 16, 1998
----------------------------
     John S. Chalsty


 /s/ Edward P. Djerejian*             Director            November 16, 1998
----------------------------
     Edward P. Djerejian

                                      Director
-----------------------------
     John E. Feick

                                     II-1


----------------------------          Director
       Albert Gore

 /s/ Arthur Groman*                   Director            November 16, 1998
----------------------------
     Arthur Groman


 /s/ J. Roger Hirl*                   Director            November 16, 1998
----------------------------
     J. Roger Hirl


----------------------------          Director
      John W. Kluge


 /s/ Dale R. Laurance*                Director            November 16, 1998
----------------------------
     Dale R. Laurance


 /s/ I. W. Maloney*                   Director            November 16, 1998
----------------------------
    Irvin W. Maloney


 /s/ George O. Nolley*                Director            November 16, 1998
----------------------------
     George O. Nolley

 /s/ R. Segovia*                      Director            November 16, 1998
----------------------------
     Rodolfo Segovia

 /s/ A.D. Syriani*                    Director            November 16, 1998
----------------------------
    Aziz D. Syriani


 /s/ Rosemary Tomich*                 Director            November 16, 1998
----------------------------
     Rosemary Tomich


 /s/ Donald P. de Brier                                   November 16, 1998
---------------------------------
*By: Donald P. de Brier,
     as Attorney-in-Fact

                               INDEX TO EXHIBITS


EXHIBIT
  NO.     DESCRIPTION
  ---     -----------

  5.1     Opinion of Robert E. Sawyer, Esq. regarding the Debt Securities
 23.1     Consent of Independent Auditors (Arthur Andersen LLP).
 23.2     Consent of Robert E. Sawyer, Esq. (included in his opinion filed as
          Exhibit 5.1).
 25 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Indenture.

                                     II-3